UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective July 1, 2024, the Registrant’s Board of Directors increased the size of the Board of Directors by one, and elected Raymond J. Vanaria, age 65, to serve as a director of the Registrant in the class whose term expires in 2026. He will also serve as a director of the Registrant’s wholly-owned subsidiary, BCB Community Bank (the “Bank”). Mr. Vanaria is a Member of the certified public accounting firm, Malesardi, Quackenbush, Swift & Company LLC, a firm he joined in 1983. He served as a Director of Prudential Bancorp, Inc., Philadelphia, Pennsylvania, and its wholly owned subsidiary Prudential Bank, from July 2020 until June 2022; a Director of MSB Financial Corp., Millington, New Jersey, and its wholly owned subsidiary, Millington Bank, from January 2016 until July 2020; a Director of ConnectOne Bancorp, Inc., Englewood Cliffs, New Jersey, and its wholly owned subsidiary, ConnectOne Bank, from July 2014 until January 2016; and a Director of Center Bancorp, Inc., Union, New Jersey, and its wholly owned subsidiary, Union Center National Bank, from 2007 to July 2014.

Mr. Vanaria will serve on the Registrant’s Audit Committee and ALCO Committee. He will be compensated for his service as a director on the same basis as the other non-employee directors of the Registrant, including board fees and the eligibility to receive stock-based awards and other compensation paid to the Registrant’s directors.

There have been no transactions within the last fiscal year, or any currently proposed transactions, in which the Registrant or the Bank was or is to be a participant and in which Mr. Vanaria has or had a direct or indirect material interest which would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Vanaria’s election is provided as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of BCB Bancorp, Inc. announcing election of Raymond J. Vanaria dated July 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: July 2, 2024	By:	/s/ Ryan Blake
Ryan Blake
Executive Vice President, Chief Operating Officer and Corporate Secretary
(Duly Authorized Representative)

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